Exhibit 10.7(p)


                                   TERM-A NOTE


$                                                                   June 4, 1996
 -----------------------


     FOR VALUE RECEIVED, the undersigned, KEEBLER HOLDING CORP., a Delaware corporation and the surviving corporation of the Merger (the "Borrower"), promises to pay to the order of
                (the "Lender") the principal sum of
           ($          ) or, if less, the aggregate unpaid
principal amount of all Term-A Loans shown on the schedule attached hereto (and any continuation thereof) made (or continued) by the Lender pursuant to the Amended and Restated Credit Agreement, dated as of June 4, 1996 (as so amended and restated, and together with any further amendments, supplements, amendment and restatements and other modifications from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, The Bank of Nova Scotia, as Administrative Agent, the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto and the Co-Agents named therein, amending and restating in its entirety the Existing Credit Agreement, payable in installments as set forth in the Credit Agreement, with a final installment (in the amount necessary to pay in full this Note) due and payable on the Stated Maturity Date.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

     This Note is one of the Term-A Notes referred to in, and evidences Indebtedness incurred (or continued) under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

     *[This Term-A Note is issued in substitution and exchange for, and not in satisfaction or payment of, the Term-A Note, dated January 26, 1996, payable to the order of the Lender and issued under the Existing Credit Agreement (the "Existing Term-A Note"), and the Indebtedness originally evidenced by the Existing Term-A Note which is now evidenced by this Term-A Note shall be a continuing Indebtedness, and nothing herein contained shall be construed to deem the Existing Term-A Note paid, or to release or terminate any Lien given to secure the Existing Term-A Note, which Liens shall continue to secure the Indebtedness evidenced by this Term-A Note.]

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.


                                        KEEBLER HOLDING CORP.


                                        By
                                          -------------------------------------
                                          Title:


- --------
*    TO BE INCLUDED IN NOTES TO EXISTING LENDERS.

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


                       TERM-A LOANS AND PRINCIPAL PAYMENTS


====================================================================================================================================
                                        Interest
                                         Period
                  Amount of              (If Ap-              Amount of                     Unpaid
                    Term-A                plic-               Principal                    Principal
 Date             Loan Made               able)                 Repaid                      Balance
        -----------------------------               ----------------------------  ----------------------------
             Base          LIBO                           Base          LIBO          Base          LIBO                Notation
             Rate          Rate                           Rate          Rate          Rate          Rate        Total   Made By
====================================================================================================================================


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